Exhibit 99.1

Filed by Echo Healthcare Acquisition Corp. (Commission File No. 000-51596)

Pursuant to Rule 425 under the Securities Act of 1933, as amended,

and deemed filed pursuant to Rule 14a-12 of the

Securities Exchange Act of 1934, as amended

Subject Company: XLNT Veterinary Care, Inc.

For Further Information:

AT ECHO HEALTHCARE:	AT FINANCIAL RELATIONS BOARD:
Joel Kanter	Erin Cox
President and Secretary	General Information
Echo Healthcare Acquisition Corp.	(213) 486-6549
(703) 760-7888	ecox@frbir.com

FOR IMMEDIATE RELEASE

ECHO HEALTHCARE ANNOUNCES XLNT VETERINARY CARE, INC. APPOINTS GREGORY J. EISENHAUER AS CHIEF FINANCIAL OFFICER

VIENNA, Virginia—September 27, 2007—Echo Healthcare Acquisition Corp. (“Echo” or the “Company”) (OTCBB: EHHA.OB), a blank check company, announced today that XLNT Veterinary Care, Inc. (“XLNT”) has appointed Gregory J. Eisenhauer, CFA as its Chief Financial Officer, effective immediately. Echo previously announced that it had entered into a definitive agreement to acquire the privately-held XLNT, a provider of veterinary primary care and specialized services to companion animals through a network of fully-owned veterinary hospitals. Upon completion of the merger, Mr. Eisenhauer will become the Chief Financial Officer for the combined public company, which will be named PetDRx Corporation.

“We are delighted to welcome Gregg as XLNT’s new CFO,” commented Robert Wallace, CEO of XLNT. “Gregg brings more than 25 years of financial expertise to XLNT and has strong leadership abilities with proven accounting, financial and operational experience. Having served as a CFO for publicly traded healthcare companies previously in his career, Gregory is an excellent fit and ideally suited to lead XLNT’s finance organization as we move ahead with our goal of expanding the business through organic growth and strategic acquisitions of veterinary hospitals.”

Before joining XLNT, from 2006 through 2007, Mr. Eisenhauer served as the Chief Financial Officer of the Diagnostic Division of Healthsouth Corporation (NYSE: HLS). During his tenure, Mr. Eisenhauer was responsible for the successful restructuring and subsequent sale of the Division to the Gores Group LLC, a private equity firm. From 2003 through 2005, Mr. Eisenhauer served as Executive Vice President and Chief Financial Officer for Proxymed, a healthcare information technology company that facilitates the exchange of medical claim and clinical information among doctors, hospitals, medical laboratories, and insurance payers. Prior to this, Mr. Eisenhauer held the position of Executive Vice President and Chief Financial Officer for U.S. Healthworks, an occupational health clinic company. From 1992 to 2002, Mr Eisenhauer served in various capacities at RehabCare Group, most recently as their Chief Financial Officer and Secretary. RehabCare Group experienced steady, profitable growth throughout that period by combining strong internal growth with strategic acquisitions.

Mr. Eisenhauer received his MBA from St. Louis University, a BS in Finance from the University of Missouri and earned the Chartered Financial Analyst (CFA) designation in 1993.

(i)	About Echo Healthcare Acquisition Corp.

Echo Healthcare Acquisition Corp. is a blank check company that was formed on June 10, 2005 to serve as a vehicle for the acquisition of one or more domestic or international operating businesses in the healthcare industry. On March 22, 2006, Echo consummated its initial public offering (“IPO”) of 6,250,000 Units. On March 27, 2006, the Company consummated the closing of 937,500 additional Units subject to the underwriters' over-allotment option. The 7,187,500 Units sold in the IPO (including the 937,500 Units subject to the underwriters' over-allotment option) were sold at an offering price of $8.00 per Unit, which together with the private placement of the 458,333 warrants to certain stockholders and directors of the Company at an offering price of $1.20 per share, generated total gross proceeds of $58,050,000. Of this amount, $54,947,000 was placed in trust. Echo common stock trades on the OTC Bulletin Board under the symbol EHHA.OB. To learn more about Echo, visit the website at http://www.echohealthcare.com.

About XLNT Veterinary Care, Inc.

(ii)          XLNT Veterinary Care, Inc. is a provider of veterinary primary care and specialized services to companion animals through a network of fully-owned veterinary hospitals. XLNT currently owns and operates 26 veterinary hospitals in the state of California.

Additional Information about the Merger and Where to Find It

Echo has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (“SEC”) in connection with the merger, and expects to mail a Proxy Statement/Prospectus to stockholders of Echo concerning the proposed merger transaction after the Registration Statement is declared effective by the SEC. INVESTORS AND SECURITY HOLDERS OF ECHO ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ECHO, XLNT, THE MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Echo by directing a written request to: Corporate Secretary, Echo Healthcare Acquisition Corp., 8000 Towers Crescent Drive, Suite 1300, Vienna, VA 22182. Investors and security holders are urged to read the proxy statement/ prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

In addition to the Registration Statement and Proxy Statement/Prospectus, Echo files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Echo at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Echo’s filings with the SEC are also available to the public from commercial document-retrieval services and at the SEC’s web site at www.sec.gov.

A registration statement relating to the securities to be offered in the merger has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Interests of Certain Persons in the Merger

Echo will be soliciting proxies from the stockholders of Echo in connection with the merger and issuance of shares of Echo common stock in the merger. In addition, Morgan Joseph & Co. Inc. (“Morgan Joseph”), Roth Capital Partners, LLC (“Roth”), the directors and executive officers of Echo and the directors, officers and affiliates of XLNT may also be deemed to be participants in the solicitation of proxies. Information about the participants in the solicitation will be included in the Proxy Statement/Prospectus. Morgan Joseph, Roth, the directors and executive officers of Echo and XLNT have interests in the merger, some of which may differ from, or may be in addition to those of the respective stockholders of Echo generally. Those interests will be described in greater detail in the Proxy Statement/Prospectus with respect to the merger, which may include potential fees to Morgan Joseph and Roth, employment relationships, potential membership on the Echo Board of Directors, option and stock holdings and indemnification.

Safe Harbor Statement

Except for the historical information contained herein, certain matters discussed in the accompanying interview transcript, including statements as to the expected benefits of the combination of the two companies, future product and service offerings, expected synergies, and timing of closing, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to, the satisfaction of certain conditions to closing of the proposed merger, including the risk that stockholder approval might not be obtained in a timely manner or at all, the ability to successfully integrate the two companies and achieve expected synergies following the merger, the ability of the combined company to successfully acquire, integrate and operate veterinary hospitals and clinics, requirements or changes affecting the businesses in which XLNT is engaged, veterinary services trends, including factors affecting supply and demand, dependence on acquisitions for growth, labor and personnel relations, changing interpretations of generally accepted accounting principles and other risks detailed from time to time in the SEC reports of Echo, including its Form 10-K and 10-Q filings, and the Form S-4 Registration Statement. These forward-looking statements speak only as of the date hereof. Echo disclaims any intention or obligation to update or revise any forward-looking statements.